================================================================================




                               UC INVESTMENT TRUST

                               UC INVESTMENT FUND









                               SEMI-ANNUAL REPORT
                                November 30, 2002
                                   (Unaudited)














     INVESTMENT ADVISER                               ADMINISTRATOR
     ------------------                               -------------
UNITED MANAGEMENT COMPANY, LLC                  ULTIMUS FUND SOLUTIONS, LLC
    1005 Glenway Avenue                              P.O. Box 46707
       P.O. Box 1280                           Cincinnati, Ohio 45246-0707
Bristol, Virginia 24203-1280                          1.877.823.8637




================================================================================

                                -------------------------------
             [GRAPHIC OMITTED]  UNITED MANAGEMENT COMPANY, LLC
                                -------------------------------

January 29, 2003


                LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND


IT WILL END---I'm talking about the nausea you experience each time you look at your stock portfolio. One of these days, the market will have sustained rally, the economy will kick into gear, and your long-term goals will not seem so out of reach. One thing for sure is a new bull market follows every bear market.

Uncertainty and emotions are high and this creates volatility. Questions abound for the New Year. Will this be the first time that the U.S. experiences four years of conservative stock market declines since the Great Depression? UNLIKELY. Will we return to the robust gains of the 1990s? EVEN MORE UNLIKELY.

2003 begins with a supportive background: projected modest earnings gains; favorable monetary policy; larger that expected rate cut by the Fed; and low inflation. BUT, IN THE END----"It's earnings, earnings, earnings that will move the market higher." With net margins and financial leverage both high by historical standards, there is definitely room for companies to boost their return on equity.

Despite a tremendous amount of negative media coverage most signs point to a modest economic recovery. The economy is still fragile. External shocks could still freeze the consumer and delay capital spending. The outbreak of war could spark worries about new attacks on U.S. soil. Until these issues are resolved, investors should be prepared to deal with a jumpy market. In such an environment, there are buying opportunities. But with those opportunities must be a clear and tight discipline. We believe this will be rewarding for the long-term.

THE ECONOMIC SETTING AND FINANCIAL MARKETS
------------------------------------------

The major domestic indices posted positive returns for the fourth quarter but negative returns for the year ended December 31, 2002.

                                       QUARTER  YEAR TO DATE
                                       ---------------------
         o   The Dow Jones              +10.60%     (15.01)%
         o   S&P 500                    + 8.44%     (22.10)%
         o   Nasdaq                     +14.07%     (31.26)%

The year 2003 begins with accommodative Federal Reserve, low interest rates, and low inflation. This normally bodes well for the equity markets. Corporate profits should experience some benefit from these positive fundamentals.

ALLOCATIONS & KEY HOLDINGS
--------------------------

Based on market value at November 30, 2002, the following represents the largest sectors of the UC Investment Fund portfolio:

                           1. FINANCIAL SERVICES          21.0%
                           2. CONSUMER STAPLES            17.2%
                           3. CONSUMER DISCRETIONARY      14.1%



--------------------------------------------------------------------------------
   1005 Glenway Avenue  o  P.O. Box 1280  o  Bristol, Virginia  24203-1280
         (276) 645-1459  o  FAX (276) 645-1426  o  www.umcinvest.com

The top five individual holdings in the UC Investment Fund portfolio as of November 30, 2002, in terms of percentage of net assets were:

                             1. AOL TIME WARNER           5.5%
                             2. BANK ONE CORP.            5.5%
                             4. KING PHARMACEUTICALS      5.3%
                             5. PHILIP MORRIS COS.        4.6%
                             6. BRISTOL-MYERS SQUIBB      4.5%

These top five holdings represent 25.4% of the market value at November 30, 2002.

Late in the calendar fourth quarter and subsequent to November 30, 2002, we implemented some portfolio changes as a result of a decision to more broadly diversify the portfolio amongst names and sectors. Our fundamental research and desire to be somewhat defensive, thereby emphasizing above average yielding stocks, led us to a more concentrated and deep value oriented portfolio. The changes shift the portfolio to more of a relative value bias. Along with the broader diversification, the shift in portfolio bias will better position the portfolio for economic and market recovery.

IN CLOSING
----------

There are two times when people forget investment principles, at the "TOP" of the market and at the "BOTTOM" of the market.

It isn't easy sticking to long- term principles when it seems as if everyone is getting rich in the short term. It's even tougher when the tides turn and you see the investment you've counted on for your future shrink before your eyes. But the fact is, basic investment principles are most important precisely at the time when they seem most irrelevant.

There have been 30 bear markets in the last 100 years...each one followed by a recovery. The people who have weathered the storm and reach their goals have been the people who have had the courage of their convictions. So stay the course. Focus on your long-term goals.

As confidence returns, earnings and attractive valuations will enable stocks to outperform alternative investments. Our assessment of the fundamentals remains positive, we maintain our conviction that equities are attractive during the longer term and that patience will prove rewarding.

We believe you should stick with a disciplined plan that keeps your new money flowing into good investments even in bad times, so you'll be well positioned when things pick up again.

WE APPRECIATE THE CONFIDENCE YOU HAVE PLACED IN US.



Faithfully yours,

/s/ Lois A. Clarke

Lois A. Clarke
President and Managing Director

LAC/gm

                               UC INVESTMENT FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2002
                                   (UNAUDITED)

ASSETS
  Investment securities, at value (Cost $40,340,586)               $34,164,161
  Dividends receivable                                                 113,203
  Receivable for investment securities sold                             74,698
  Receivable for capital shares sold                                     7,228
  Organization costs, net (Note 1)                                       9,864
  Other assets                                                          20,430
                                                                   -----------
     TOTAL ASSETS                                                   34,389,584
                                                                   -----------

LIABILITIES
  Payable to Adviser (Note 3)                                           23,041
  Payable to other affiliates (Note 3)                                   6,900
  Payable for investment securities purchased                        1,868,876
  Payable for capital shares redeemed                                    3,607
  Other accrued expenses and liabilities                                18,995
                                                                   -----------
     TOTAL LIABILITIES                                               1,921,419
                                                                   -----------

NET ASSETS                                                         $32,468,165
                                                                   ===========

NET ASSETS CONSIST OF:
  Paid-in capital                                                  $45,867,970
  Undistributed net investment income                                  337,844
  Accumulated net realized losses
   from security transactions                                       (7,561,224)
  Net unrealized depreciation on investments                        (6,176,425)
                                                                   -----------
NET ASSETS                                                         $32,468,165
                                                                   ===========

Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                          4,438,566
                                                                   ===========

Net asset value, offering price and redemption
 price per share (Note 1)                                          $      7.32
                                                                   ===========




                 See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 2002
                                   (UNAUDITED)

INVESTMENT INCOME
  Dividends                                                        $   544,165
  Interest                                                               4,241
                                                                   -----------
     TOTAL INVESTMENT INCOME                                           548,406
                                                                   -----------

EXPENSES
  Investment advisory fees (Note 3)                                    171,286
  Administrative services fees (Note 3)                                 17,092
  Trustees' fees and expenses                                           16,309
  Accounting services fees (Note 3)                                     15,449
  Professional fees                                                     11,250
  Insurance expense                                                     10,650
  Transfer agent and shareholder services fees (Note 3)                  9,000
  Amortization of organization expenses (Note 1)                         8,454
  Registration fees                                                      7,990
  Postage and supplies                                                   5,974
  Distribution fees (Note 3)                                             4,357
  Custodian fees                                                         3,651
  Other expenses                                                         4,898
                                                                   -----------
     TOTAL EXPENSES                                                    286,360
  Fees waived by the Adviser (Note 3)                                  (29,432)
                                                                   -----------
     NET EXPENSES                                                      256,928
                                                                   -----------

NET INVESTMENT INCOME                                                  291,478
                                                                   -----------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses from security transactions                    (7,257,112)
  Net change in unrealized appreciation/
    depreciation on investments                                     (2,137,137)
                                                                   -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                   (9,394,249)
                                                                   -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(9,102,771)
                                                                   ===========



                 See accompanying notes to financial statements.

                          UC INVESTMENT FUND
                  STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------
                                                               SIX MONTHS
                                                                  ENDED
                                                               NOVEMBER 30,
                                                                   2002         YEAR ENDED
                                                               (UNAUDITED)     MAY 31, 2002
-------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .................................     $   291,478      $    66,796
  Net realized losses from security transactions ........      (7,257,112)      (1,068,461)
  Net change in unrealized appreciation/
  depreciation on investments ...........................      (2,137,137)      (7,086,912)
                                                              -----------      -----------
  Net decrease in net assets from operations ............      (9,102,771)      (8,088,577)
                                                              -----------      -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .................................            --             (3,701)
                                                              -----------      -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .............................         828,723        5,050,287
  Net asset value of shares issued in reinvestment
   of distributions to shareholders .....................            --              3,532
  Payments for shares redeemed ..........................        (848,376)      (1,992,843)
                                                              -----------      -----------
Net increase (decrease) in net assets from
  capital share transactions ............................         (19,653)       3,060,976
                                                              -----------      -----------

TOTAL DECREASE IN NET ASSETS ............................      (9,122,424)      (5,031,302)

NET ASSETS
  Beginning of period ...................................      41,590,589       46,621,891
                                                              -----------      -----------
  End of period .........................................     $32,468,165      $41,590,589
                                                              ===========      ===========

UNDISTRIBUTED NET INVESTMENT INCOME .....................     $   337,844      $    46,366
                                                              ===========      ===========

CAPITAL SHARE ACTIVITY
  Shares sold ...........................................         104,975          499,873
  Shares issued in reinvestment of
   distributions to shareholders ........................            --                348
  Shares redeemed .......................................        (113,538)        (199,595)
                                                              -----------      -----------
  Net increase (decrease) in shares outstanding .........          (8,563)         300,626
  Shares outstanding, beginning of period ...............       4,447,129        4,146,503
                                                              -----------      -----------
  Shares outstanding, end of period .....................       4,438,566        4,447,129
                                                              ===========      ===========



                 See accompanying notes to financial statements.

                                                              UC INVESTMENT FUND
                                                             FINANCIAL HIGHLIGHTS


                                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                 NOVEMBER 30,                                                         PERIOD ENDED
                                                     2002           YEAR ENDED       YEAR ENDED       YEAR ENDED         MAY 31,
                                                 (UNAUDITED)       MAY 31, 2002      MAY 31, 2001     MAY 31, 2000        1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           $     9.35        $    11.24        $    12.91       $    10.53      $    10.00
                                                 ----------        ----------        ----------       ----------      ----------

Income from investment operations:
  Net investment income                                0.07              0.01              0.00             0.00            0.05
  Net realized and unrealized gains
  (losses) on investments                             (2.10)            (1.90)            (0.99)            2.41            0.54
                                                 ----------        ----------        ----------       ----------      ----------
Total from investment operations                      (2.03)            (1.89)            (0.99)            2.41            0.59
                                                 ----------        ----------        ----------       ----------      ----------

Less distributions:
  Dividends from net investment income                 --               (0.00)            (0.00)           (0.02)          (0.03)
  Distributions from net realized gains                --                --               (0.68)           (0.01)          (0.03)
                                                 ----------        ----------        ----------       ----------      ----------
Total distributions                                    --               (0.00)            (0.68)           (0.03)          (0.06)
                                                 ----------        ----------        ----------       ----------      ----------

Net asset value at end of period                 $     7.32        $     9.35        $    11.24       $    12.91      $    10.53
                                                 ==========        ==========        ==========       ==========      ==========

TOTAL RETURN                                         -21.71%(c)        -16.81%            -7.63%           22.94%           5.89%(c)
                                                 ==========        ==========        ==========       ==========      ==========

Net assets at end of period (000's)              $   32,468        $   41,591        $   46,622       $   47,198      $   33,268
                                                 ==========        ==========        ==========       ==========      ==========


Ratio of net expenses to average
net assets(b)                                          1.50%(d)          1.50%             1.50%            1.50%           1.81%(d)

Ratio of net investment income to
average net assets                                     1.70%(d)          0.15%             0.01%            0.03%           0.64%(d)

Portfolio turnover rate                                 146%(d)            99%               85%              61%             67%(d)


(a)  Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

(b)  Absent fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.67%(d),
     1.57% and 1.50%, for the periods  ended  November 30, 2002, May 31, 2002 and  May 31, 2001, respectively
     (Note 3).  For the year ended May 31, 2001, the fees waived by the Adviser were less than 0.01%.

(c)  Not annualized.

(d)  Annualized.


                 See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                            PORTFOLIO OF INVESTMENTS
                                NOVEMBER 30, 2002
                                   (UNAUDITED)

--------------------------------------------------------------------------------
    SHARES    COMMON STOCKS - 89.3%                                     VALUE
--------------------------------------------------------------------------------

              CONSUMER DISCRETIONARY - 14.1%
    110,000   AOL Time Warner, Inc. (a)                              $1,800,700
     50,000   Dollar General Corp.                                      661,500
     20,000   Eastman Kodak Co.                                         738,400
     75,000   McDonalds Corp.                                         1,387,500
                                                                     ----------
                                                                      4,588,100
                                                                     ----------
              CONSUMER STAPLES - 17.2%
     15,000   Bunge Ltd.                                                368,250
     45,000   ConAgra Foods, Inc.                                     1,096,650
     35,000   Constellation Brands, Inc. - Class A (a)                  823,200
     40,000   Philip Morris Cos., Inc.                                1,508,800
     13,000   R.J. Reynolds Tobacco Holdings, Inc.                      501,800
     60,000   R.R. Donnelley & Sons Co.                               1,276,200
                                                                     ----------
                                                                      5,574,900
                                                                     ----------

              ENERGY - 4.3%
     70,000   Marathon Oil Corp.                                      1,400,000
                                                                     ----------

              FINANCIALS - 21.0%
     40,000   ACE Ltd.                                                1,364,000
     45,000   Bank One Corp.                                          1,777,050
     10,000   Citigroup, Inc.                                           388,800
     25,000   HCC Insurance Holdings, Inc.                              583,000
     30,000   J.P. Morgan Chase & Co.                                   755,100
     50,000   Ohio Casualty Corp. (a)                                   644,500
     20,000   Union Planters Corp.                                      590,000
     20,000   Wachovia Corp.                                            703,000
                                                                     ----------
                                                                      6,805,450
                                                                     -----------
              INDUSTRIALS - 2.4%
      5,000   InterAct Electronic Marketing, Inc. (a)                         0
     35,714   InterAct Electronic Marketing, Inc. - Warrant (a)               0
     40,000   Norfolk Southern Corp.                                    789,200
                                                                     ----------
                                                                        789,200
                                                                     ----------
              INFORMATION TECHNOLOGY - 3.7%
      3,000   International Business Machines Corp.                     261,300
     12,000   Microsoft Corp. (a)                                       692,400
     20,000   Oracle Corp. (a)                                          242,400
                                                                     ----------
                                                                      1,196,100
                                                                     ----------
              HEALTHCARE - 14.0%
     55,000   Bristol-Myers Squibb Co.                                1,457,500
     25,000   CIMA Labs, Inc. (a)                                       663,000
     15,000   Connetics Corp. (a)                                       180,150


                See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                NOVEMBER 30, 2002
                                   (UNAUDITED)

--------------------------------------------------------------------------------
    SHARES    COMMON STOCKS - 89.3% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------

              HEALTHCARE - 14.0% (Continued)
     90,000   King Pharmaceuticals, Inc. (a)                         $1,708,200
     75,000   Novavax, Inc. (a)                                         284,250
     50,000   Pozen, Inc. (a)                                           259,900
                                                                     ----------
                                                                      4,553,000
                                                                     ----------
              MATERIALS - 0.2%
    169,500   Birmingham Steel Corp. (a)                                 76,275
                                                                     ----------

              TELECOMMUNICATION SERVICES - 4.4%
     45,000   Cisco Systems, Inc. (a)                                   671,400
    230,000   Lucent Technologies, Inc. (a)                             402,500
     10,000   Nextel Communications, Inc. - Class A (a)                 137,000
      5,000   SBC Communications, Inc.                                  142,500
     10,000   Sprint Corp. - PCS Group (a)                               57,600
                                                                     ----------
                                                                      1,411,000
                                                                     ----------
              UTILITIES - 8.0%
     10,000   American Electric Power Co., Inc.                         284,200
     40,000   Duke Energy Corp.                                         789,600
     40,000   NiSource, Inc.                                            779,600
     50,000   TECO Energy, Inc.                                         737,000
                                                                     ----------
                                                                      2,590,400
                                                                     ----------

              TOTAL COMMON STOCKS (Cost $35,232,099)               $ 28,984,425
                                                                   ------------

--------------------------------------------------------------------------------
    SHARES    EXCHANGE-TRADED FUNDS - 3.4%                              VALUE
--------------------------------------------------------------------------------

     40,000   Nasdaq-100 Index Tracking Stock (Cost $1,032,000)      $1,103,200
                                                                     ----------

--------------------------------------------------------------------------------
  PAR VALUE   U.S. TREASURY AND AGENCY OBLIGATIONS - 4.6%               VALUE
--------------------------------------------------------------------------------

              U.S. TREASURY - 1.5%
$   500,000   discount note, due 12/05/2002                          $  499,951
                                                                     ----------

              FEDERAL HOME LOAN BANK - 3.1%
  1,000,000   discount note, due 12/02/2002                           1,000,000
                                                                     ----------

              TOTAL U.S. TREASURY AND AGENCY
               OBLIGATIONS (Cost $1,499,902)                         $1,499,951
                                                                     ----------



                 See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                NOVEMBER 30, 2002
                                   (UNAUDITED)

--------------------------------------------------------------------------------
    SHARES    SHORT TERM MONEY MARKET SECURITIES - 7.9%                 VALUE
--------------------------------------------------------------------------------

  2,576,585   Fifth Third U.S. Treasury Money Market
               Fund - Class I (Cost $2,576,585)                     $ 2,576,585
                                                                    -----------

              TOTAL INVESTMENTS AT VALUE - 105.2%
               (Cost $40,340,586)                                  $ 34,164,161

              LIABILITIES IN EXCESS OF OTHER ASSETS - (5.2%)         (1,695,996)
                                                                   ------------

              NET ASSETS - 100.0%                                  $ 32,468,165
                                                                   ============


(a)  Non-income producing security.





                          See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2002
                                   (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

     The UC Investment Fund (the "Fund") is a no-load, diversified series of the UC Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on February 27, 1998. The Fund was capitalized on May 21, 1998 when United Management Company, LLC (the "Adviser") purchased the initial 10,000 shares of the Fund at $10.00 per share. The initial public offering of shares of the Fund commenced on June 29, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

     The Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

     The following is a summary of the Fund's significant accounting policies:

     SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

     INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                NOVEMBER 30, 2002
                                   (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES (continued)

     DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

     The tax character of distributions paid during the year ended May 31, 2002 was ordinary income. There were no distributions during the six months ended November 30, 2002 .

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

     ORGANIZATION COSTS -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the five year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

     ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                NOVEMBER 30, 2002
                                   (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES (continued)

     FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The Fund had net realized capital losses of $119,584 during the period November 1, 2001 through May 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending May 31, 2003. These "post-October" losses may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     The tax character of distributable earnings at November 30, 2002 was as follows:

       ------------------------------------------------------------------

          Undistributed                                         Total
            Ordinary         Unrealized         Other       Distributable
             Income         Depreciation        Losses         Earnings

        ------------------------------------------------------------------

           $ 337,844        $ (6,644,159)    $ (7,093,490)  $ (13,399,805)

        ------------------------------------------------------------------

     The following information is based upon the federal income tax cost of portfolio investments of $40,808,320 as of November 30, 2002:

        Gross unrealized appreciation                  $ 1,574,417
        Gross unrealized depreciation                   (8,218,576)
                                                      -------------
        Net unrealized depreciation                   $ (6,644,159)
                                                      =============

     The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                NOVEMBER 30, 2002
                                   (UNAUDITED)


2.   INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $23,327,307 and $23,590,647, respectively, for the six months ended November 30, 2002.

3.  TRANSACTIONS WITH AFFILIATES

     Certain Trustees and officers of the Trust are also officers of the Adviser. Certain other officers of the Trust are also officers of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust, or of Ultimus Fund Distributors, Inc. (the "Distributor"), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

     ADVISORY AGREEMENT
     The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. In order to limit the operating expenses of the Fund to 1.50% of the Fund's average daily net assets, the Adviser voluntarily waived advisory fees of $29,432 for the six months ended November 30, 2002.

     ADMINISTRATION AGREEMENT
     Under the terms of an Administration Agreement between the Trust and Ultimus, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of 0.10% of average daily net assets up to $200 million; 0.075% of such assets from $200 to $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum fee of $2,000 per month. Accordingly, during the six months ended November 30, 2002, Ultimus was paid $17,092 for administrative services.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                NOVEMBER 30, 2002
                                   (UNAUDITED)


3.   TRANSACTIONS WITH AFFILIATES (continued)

     TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum fee of $1,500 per month. Accordingly, during the six months ended November 30, 2002, Ultimus was paid $9,000 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

     FUND ACCOUNTING AGREEMENT
     Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million. Accordingly, during the six months ended November 30, 2002, Ultimus was paid $15,449 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

     DISTRIBUTION PLAN
     The Trust has adopted a Plan of Distribution (the Plan) under which the Fund may incur expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. For the six months ended November 30, 2002, the Fund incurred $4,357 of distribution-related expenses under the Plan.

4.   RESTRICTED SECURITIES

     On August 5, 2000, the Fund purchased 5,000 shares of common stock of Interact Electronic Marketing, Inc. at an original cost of $500,000, the sale of which is restricted. As of November 30, 2002, this security was deemed to have a fair value of $0. The fair value of this security is determined under the direction of the Board of Trustees. No quoted market price exists for this security.